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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 26, 1999



                        EMMIS COMMUNICATIONS CORPORATION
            (Exact name of registrant as specified in its charter)


          Indiana                      0-23264                35-1542018
  (State or jurisdiction of          (Commission            (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)


 40 Monument Circle, Suite 700
        Indianapolis, Indiana                                  46204
(Address of principal executive offices)                     (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 266-0100


                                Not applicable
         (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    The following exhibits are filed with this Report pursuant to Regulation S-K
Item 601 in lieu of filing the otherwise required exhibits to certain registration statements on Form S-3 of the Registrant, file nos. 333-88219 and 333-88221, under the Securities Act of 1933, as amended (the "Registration Statements"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statements, are set forth in full in the Registration Statements.

Exhibit
Number            Exhibit
-------           -------

  1.1           Underwriting Agreement dated October 26, 1999 (Common Stock)

  1.2           Underwriting Agreement dated October 26, 1999 (Preferred Stock)

  3 Amendment to Articles of Incorporation designating the 6.25% Series A Cumulative Convertible Preferred Stock




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                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        EMMIS COMMUNICATIONS CORPORATION


Date: November 3, 1999                        By:    /s/ J. Scott Enright
                                                  ------------------------
                                                     J. Scott Enright
                                                     Vice President and
                                                     Associate General Counsel